SETTLEMENT AND FORBEARANCE AGREEMENT

This Settlement and Forbearance Agreement ("**Agreement**") is made and effective this _____ day of February, 2018, by and among Interactive Liquid, LLC ("**Liquid**") on the one part, and Major League Football, Inc. ("**MLFB**") on the other part.

BACKGROUND

A. Liquid commenced a civil action against MLFB to recover $153,015.83 for unpaid services Liquid alleges it provided to MLFB as more fully stated in the Complaint filed in the Lehigh County Court of Common Pleas styled *Interactive Liquid, LLC v. Major League Football, Inc.* and docketed at No. 2017-C-2442 (the "**Litigation**").

B. The parties hereto now desire to settle the Litigation.

NOW, THEREFORE, the parties, expressly intending to be legally bound hereby, and in consideration of the mutual promises and covenants set forth in this Agreement, agree as follows:

AGREEMENTS

Section 1 - Recitals

1.1 The parties agree that the recitals set forth in the "Background" section of this Agreement are accurate and are incorporated in this Agreement as if set forth herein at length.

Section 2 - MLFB' Stipulation to Judgment

2.1 Contemporaneous with its execution of this Agreement, MLFB, through its counsel, shall execute and return to Liquid's counsel the stipulation for the entry of judgment attached hereto, made a part hereof, and marked as Exhibit A (the "**Judgment**"), which, in the Event of a Default under Section 6 of this Agreement, may then be filed and entered in the Litigation by Liquid.

2.2 In the Event of a Default under Section 6 of this Agreement, MLFB: (a) declares, ratifies, confirms and acknowledges the validity of the Judgment and expressly waives any defects therein; (b) waives and relinquishes any rights it ever had, now has or ever will have to challenge or attack the Judgment, on any grounds whatsoever; and (c) expressly acknowledges that it has no defenses to the claims on which the Judgment is based and there are no grounds for reversing, vacating, opening, or striking the Judgment.

Section 3 - Conditional Forbearance

3.1 Provided that MLFB performs all of his obligations under this Agreement, that all conditions specified herein have been met, and all of the representations and warranties contained in this Agreement are true, Liquid conditionally agrees to forbear from entering and executing on the Judgment and pursuing its legal remedies, but only if MLFB timely and completely performs all duties imposed by this Agreement.

3.2 Liquid's agreement to forbear from exercising its legal rights terminates upon the earlier of a default by MLFB as defined in Section 7, or **June 1, 2018** (the "**Termination Date**"). The period during which Liquid is required to forbear from taking action is referred to herein as the "**Forbearance Period.**"

3.3 All of the following are conditions to Liquid's agreement to forbear:

(A) MLFB must pay Liquid $40,000.00 on or before the Termination Date, per the schedule below:

(1) Due within 10 days of receipt of the first tranche of funding: $10,000 and in no event later than June 1, 2018; and

(2) Due on or before June 1, 2018: $30,000.00.

3.4 Should MLFB make all payments as and when due as set forth in Section 3.3(A), Liquid shall (a) forever refrain from entering the Judgment, and (b) cause the Litigation to be marked Settled, Discontinued, and Ended with Prejudice.

3.5 Neither MLFB' tender nor Liquid's acceptance of partial payments will operate as a waiver or a modification of the MLFB' duty to pay the full amount due to Liquid under Section 3.3(A) absent a written modification of this Agreement signed by all parties hereto.

3.6 MLFB EXPRESSLY ACKNOWLEDGES THE FOLLOWING: (A) LIQUID IS NEITHER OBLIGATED NOR EXPECTED TO FORBEAR FROM EXERCISING ITS LEGAL RIGHTS AFTER THE TERMINATION DATE (AS DEFINED IN THIS SECTION), AND (B) LIQUID HAS NOT MADE ANY REPRESENTATIONS CONCERNING FURTHER FORBEARANCE.

3.7 MLFB AGREES THAT THE JUNE 1, 2018 PAYMENT DATE IS OF THE ESSENCE, AND THAT TIMELY PAYMENT IS OF THE UTMOST IMPORTANCE TO LIQUID. ALL PAYMENTS MUST BE **RECEIVED** BY LIQUID ON OR BY THE ACTUAL DUE DATE (OR THE NEXT BUSINESS DAY IF THE ACTUAL DUE DATE IS NOT A BUSINESS DAY). PAYMENTS SHALL BE BY BANK CHECK OR CERTIFIED FUNDS **MADE PAYABLE TO "INTERACTIVE LIQUID, LLC"** AND **DELIVERED TO AND C/O ZACHARY J. COHEN, ESQUIRE AT 1620 POND ROAD, SUITE 200, ALLENTOWN, PA 18104**.

Section 4 - Mutual Releases of the Parties

4.1 As a material inducement to MLFB, upon MLFB's satisfaction of the terms of Section 3.3 of this Agreement, Liquid, on its behalf and on behalf of its agents, servants, employees, representatives, officers, directors, assigns, attorneys, shareholders, insurers, predecessors and successors (collectively, the "**Liquid Releasing Parties**"), hereby fully and finally release and discharge MLFB, and its agents, servants, employees, representatives, officers, directors, assigns, attorneys, members, insurers, predecessors and successors (collectively, the "**MLFB Released Parties**"), and each of them, from any and all rights, losses,

damages, claims, actions or causes of action, whether in contract or tort, negligence, law or equity, whether known or unknown, suspected or unsuspected, which the Liquid Releasing Parties ever had, now have, or ever will have against the MLFB Released Parties relating to any matter, event, transaction, act, omission, dispute, item, or issue arising or occurring prior to the date hereof.

4.2 As a material inducement to the Liquid, MLFB, on its behalf and on behalf of its agents, servants, employees, representatives, officers, directors, assigns, attorneys, shareholders, insurers, predecessors and successors (collectively, the "**MLFB Releasing Parties**"), hereby fully and finally release and discharge Liquid, and its agents, servants, employees, representatives, officers, directors, assigns, attorneys, members, insurers, predecessors and successors (collectively, the "**Liquid Released Parties**"), and each of them, from any and all rights, losses, damages, claims, actions or causes of action, whether in contract or tort, negligence, law or equity, whether known or unknown, suspected or unsuspected, which the MLFB Releasing Parties ever had, now have, or ever will have against the Liquid Released Parties relating to any matter, event, transaction, act, omission, dispute, item, or issue arising or occurring prior to the date hereof. Notwithstanding anything to the contrary, it is expressly understood that Liquid's conditional obligations under Section 3.4 of this Agreement shall survive the release set forth in this sub-section 4.2.

4.3 The releases set forth in the preceding sub-sections are intended to be the broadest and most comprehensive release allowed by law and is intended to extinguish all possible claims, including but not limited to claims asserted in the Litigation and the negotiation or execution of this Agreement.

4.4 It is expressly agreed that in the event of MLFB's default of its obligations under section 3.3 of this Agreement, all waivers, releases and agreements herein by MLFB, including its release of Liquid, shall survive the termination of Liquid's agreement to forbear.

Section 5 - Waiver of Defenses

5.1 In the Event of a Default under Section 6 of this Agreement, except as otherwise specifically provided herein, MLFB hereby waives presentment, demand, notice of nonpayment, protest, notice of protest, or other notice of dishonor, and any and all other notices in connection with any default and the payment of, or any enforcement of any obligation owed to Liquid (to the extent such waivers are permitted by law).

Section 6 - Events of Default

6.1 Each of the following shall be considered an "**Event of Default**" under this Agreement:

(A) any representation or warranty contained herein being incorrect or containing any material misrepresentation;

(B) a failure by MLFB to make any payment due to Liquid under Section 3.3(A) as and when due;

(C) a failure by Liquid to receive any payment due to Liquid under Section 3.3(A) as and when due; and/or

(D) a failure by MLFB to comply with any duty under this Agreement.

Section 7 - Liquid's Remedies

7.1 In case of any Event of Default, Liquid shall have the right to terminate this Agreement and immediately proceed to enter the Judgement for the entire $153,015.83 sought by Liquid in the Litigation, less credit for any payments made by MLFB pursuant to this Agreement, and to enforce its rights to immediately execute on the Judgment,.

7.2 No remedy taken by Liquid shall be exclusive of any other remedy that Liquid may exercise, and all such remedies shall be cumulative and shall be in addition to every other remedy hereunder or now or hereafter existing.

7.3 No delay or omission of Liquid in the exercise of any right or power accruing upon an Event of Default shall (A) impair or restrict Liquid from subsequently proceeding, or (B) be considered a waiver of any remedy.

Section 8 - Representations and Warranties

8.1 As a material inducement to Liquid for Liquid's agreements herein, MLFB makes the following representations and warranties, acknowledging that Liquid relies upon them in executing this Agreement:

(A) All corporate and other action necessary to approve the terms of this Agreement have been taken by MLFB, and upon execution and delivery of this Agreement, this Agreement will become a lawfully binding contract of MLFB enforceable in accordance with its terms and the person(s) executing this Agreement and the Judgment on behalf MLFB has (have) full and complete authority to do so and to thereby bind MLFB.

Section 9 - Rights of Others

9.1 Third parties shall have no right to rely on any term, condition or procedure required by Liquid herein.

9.2 The rights and benefits of this Agreement shall not inure to the benefit of any third party.

Section 10 - Acceptance

10.1 In order to obligate Liquid to this Agreement, MLFB must do the following by 5:00 p.m. on **March 1, 2018:**

(A) provide Liquid with signed versions of this Agreement, with signatures witnessed by an adult third party;

(B) provide Liquid with an original signed stipulation for Judgment attached as Exhibit A; and

Section 11 - Notices

11.1 Any notice, demand or communication required or permitted to be given by any provision of this Agreement will be deemed to have been given when delivered personally to the party designated to receive such notices, or the day the same is sent by either electronic mail, overnight mail or certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses any party might designate by written notice to the other parties:

MLFB:	Frank J. Murtha Major League Football, Inc. 7379 Riviera Cove #7 Bradenton, FL 34202 f.murtha@mlfb.com
Liquid:	Zachary J. Cohen, Esquire Lesavoy Butz & Seitz LLC 1620 Pond Road, Suite 200 Allentown, PA 18104 zcohen@lesavoybutz.com

Section 12 - Miscellaneous

12.1 The parties agree that the headings in this Agreement are provided strictly for the convenience of the parties and shall not be deemed to alter, limit or add to the terms hereof.

12.2 The parties agree that this Agreement may be executed in counterparts, and that any copy hereof consisting of numerous signature pages shall be deemed a full and valid copy of the Agreement. The transmission of executed counterparts by scanned PDF/email or facsimile is acceptable.

12.3 No term or provision of this Agreement may be varied, changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party

against whom the enforcement of the variation, change, modification, waiver, discharge or termination is sought. The failure by any party hereto to assert rights in the event of any breach of any provision of this Agreement shall not, in the absence of the requisite writing, constitute or operate as a waiver at such time or at any future time of such provision or of any other provision hereof.

12.4 This Agreement sets forth all of the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreements, understandings, inducements or conditions, whether expressed or implied, oral or written, and no other statements, inducements or representations, oral or written, have been relied upon by the parties.

12.5 All prior communications, negotiations, agreements and understandings concerning forbearance, extensions or related matters, whether oral or written are hereby merged into this Agreement.

12.6 This Agreement concerns transactions in Pennsylvania and has been delivered in and shall be interpreted and governed in accordance with the laws of the Commonwealth of Pennsylvania.

12.7 Exclusive jurisdiction for any disputes arising under or relating to this Agreement shall be in the Court of Common Pleas in Northampton County, Pennsylvania.

12.8 This Agreement shall inure to the benefit of and shall be binding upon all parties hereto and upon their respective successors and assigns.

Section 13 - Advice of Counsel

13.1 **MLFB ACKNOWLEDGES (A) IT HAS CONSULTED WITH INDEPENDENT LEGAL COUNSEL OF ITS OWN CHOOSING OR VOLUNTARILY AND FREELY WAIVES ITS RIGHT TO DO SO WITHOUT INFLUENCE OR**

COERCION FROM LIQUID, AND (B) IT VOLUNTARILY EXECUTES THIS AGREEMENT WITH FULL KNOWLEDGE OF ITS CONTENTS AND LEGAL EFFECTS, FREE OF ANY DURESS, COMPULSION OR COERCION OF ANY KIND.

Section 14 - Jury Trial Waiver

14.1 LIQUID AND MLFB IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR ANY OTHER FACET OR RESULT OF THE RELATIONSHIP BETWEEN THEM.

^^

THIS AGREEMENT CONTAINS RELEASES AND WAIVERS AND THEREFORE WILL RESULT IN THE EXTINGUISHMENT OR LOSS OF IMPORTANT RIGHTS. YOU ARE WARNED TO OBTAIN LEGAL ADVICE AND TO BE SURE YOU FULLY UNDERSTAND THE EFFECTS OF THIS AGREEMENT BEFORE YOU SIGN IT.

^^

IN WITNESS WHEREOF, the parties set forth their signatures as of the date set forth above.

INTERACTIVE LIQUID, INC.	ATTEST:
By: Jim Ludlow	Jodie Venet
Print: Jim Ludlow	
Title: President	
MAJOR LEAGUE FOOTBALL, INC.	ATTEST:
By: ______________	______________
Print: ______________	
Title: ______________	

COERCION FROM LIQUID, AND (B) IT VOLUNTARILY EXECUTES THIS AGREEMENT WITH FULL KNOWLEDGE OF ITS CONTENTS AND LEGAL EFFECTS, FREE OF ANY DURESS, COMPULSION OR COERCION OF ANY KIND.

Section 14 - Jury Trial Waiver

14.1 **LIQUID AND MLFB IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR ANY OTHER FACET OR RESULT OF THE RELATIONSHIP BETWEEN THEM.**

^^

THIS AGREEMENT CONTAINS RELEASES AND WAIVERS AND THEREFORE WILL RESULT IN THE EXTINGUISHMENT OR LOSS OF IMPORTANT RIGHTS: YOU ARE WARNED TO OBTAIN LEGAL ADVICE AND TO BE SURE YOU FULLY UNDERSTAND THE EFFECTS OF THIS AGREEMENT BEFORE YOU SIGN IT.

^^

IN WITNESS WHEREOF, the parties set forth their signatures as of the date set forth above.

INTERACTIVE LIQUID, INC. ATTEST:

By: ______________________ ______________________

Print: ______________________

Title: ______________________

MAJOR LEAGUE FOOTBALL, INC. ATTEST: [signature]

By: [signature]

Print: FRANCIS J MURTHA

Title: SR EX. Vice PRESIDENT

EXHIBIT A

IN THE COURT OF COMMON PLEAS
LEHIGH COUNTY, PENNSYLVANIA – CIVIL DIVISION

INTERACTIVE LIQUID, LLC	:	
Plaintiff	:	
v.	:	**No. 2017-C-2442**
	:	
MAJOR LEAGUE FOOTBALL, INC.	:	
Defendant	:	

STIPULATION FOR THE ENTRY OF JUDGMENT

Intending to be legally bound, the parties hereby stipulate and agree as follows:

1. A judgment shall be entered in Plaintiff's favor and against Defendant in the amount of $____________ as of June 2, 2018, plus continuing interest at the legal rate, calculated as follows:

Amount Sought in Complaint:	$153,015.83
Less partial payment(s):	($________)
TOTAL:	**$________**

2. In the event it is necessary for Plaintiff to present a motion seeking Court approval of this Stipulation and requesting the entry of judgment as described herein, Plaintiff shall be entitled to present said motion as uncontested and ex-parte.

3. The undersigned attorneys/parties confirm (A) that they have reviewed this Stipulation with their respective clients; (B) they have obtained their clients' consent to terms set forth in this Stipulation; and (C) their clients agreed to the terms of this Stipulation free of any duress, compulsion or coercion of any kind.

LESAVOY BUTZ & SEITZ LLC

____
Zachary J. Cohen, Esq.
Atty. No. 91119
7535 Windsor Dr., Suite 200
Allentown, PA 18195
Attorneys for Plaintiff

Date: 3.5.18

THE BASIL LAW GROUP, P.C.

____
David A. Cohen
Atty. No. 54342
1270 Broadway, Suite 305
New York, NY 10001
Attorneys for Defendant

Date: 2/28/2018